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                                                                   EXHIBIT 10.12

                                                    February 1, 1995

$250,000.00 ON DEMAND for value received, I promise to pay to the order of FLORA SCHOENFELD, TWO HUNDRED FIFTY THOUSAND AND 00/100 Dollars at 999 Franklin Avenue, Garden City, New York 11530 without interest.

         This note is one of a series of 1 notes of even date herewith, aggregating $250,000.00.

No. 1 Due On Demand

                                             /s/ Alan Gold
                                             --------------------------
                                                 DR. ALAN GOLD


                                                    September 1, 1994

$500,000.00 ON DEMAND for value received, I promise to pay to the order of FLORA SCHOENFELD, FIVE HUNDRED THOUSAND AND 00/100 Dollars at 999 Franklin Avenue, Garden City, New York 11530 without interest.

         This note is one of a series of 1 notes of even date herewith, aggregating $500,000.00.

No. 1 Due On Demand

                                             /s/ Alan Gold
                                             --------------------------
                                                 DR. ALAN GOLD